Exhibit 99.2

Metro Bancorp, Inc.
Selected Consolidated Financial Data

	At or for the					At or for the
	Three Months Ended					Six Months Ended

	June 30,	March 31,		June 30,		June 30,	June 30,
(in thousands, except per share amounts)	2010	2010	Change	2009	Change	2010	2009	Change

Income Statement Data:

Net interest income	$19,984	$19,433	3%	$19,015	5%	$39,417	$38,352	3%
Provision for loan losses	2,600	2,400	8	3,700	(30)	5,000	6,900	(28)
Noninterest income	7,259	5,946	22	4,927	47	13,205	10,426	27
Total revenues	27,243	25,379	7	23,942	14	52,622	48,778	8
Noninterest operating expenses	24,521	23,875	3	22,638	8	48,396	43,265	12
Net income (loss)	360	6	5900	(1,355)	127	366	(518)	171

Per Common Share Data:

Net income (loss): Basic	$0.02	$0.00	-%	$(0.21)	110%	$0.02	$(0.09)	122%
Net income (loss): Diluted	0.02	0.00	-	(0.21)	110	0.02	(0.09)	122

Book Value						$15.34	$17.97	(15)

Weighted average shares outstanding:
Basic	13,509	13,469		6,503		13,489	6,484
Diluted	13,514	13,469		6,503		13,494	6,484

Balance Sheet Data:

Total assets	$2,195,666	$2,171,191	1%			$2,195,666	$2,081,901	5%
Loans (net)	1,424,919	1,394,398	2			1,424,919	1,433,123	(1)
Allowance for loan losses	16,178	15,178	7			16,178	19,337	(16)
Investment securities	548,670	552,377	(1)			548,670	404,769	36
Total deposits	1,833,626	1,847,695	(1)			1,833,626	1,724,460	6
Core deposits	1,786,413	1,820,173	(2)			1,786,413	1,705,725	5
Stockholders' equity	208,837	203,219	3			208,837	118,115	77

Capital:

Stockholders' equity to total assets		9.36%				9.51%	5.67%
Leverage ratio		11.08				10.99	7.68
Risk based capital ratios:
Tier 1		13.94				13.80	9.38
Total Capital		14.83				14.72	10.51

Performance Ratios:

Cost of funds	0.87%	0.94%		1.20%		0.90%	1.20%
Deposit cost of funds	0.73	0.81		1.05		0.77	1.07
Net interest margin	3.89	3.87		3.83		3.88	3.83
Return on average assets	0.07	0.00		(0.26)		0.03	(0.05)
Return on average total stockholders' equity	0.70	0.01		(4.62)		0.36	(0.89)

Asset Quality:

Net charge-offs (annualized) to average loans outstanding		0.46%				0.45%	0.60%
Nonperforming assets to total period-end assets		2.46				3.22	1.61
Allowance for loan losses to total period- end loans		1.08				1.12	1.33
Allowance for loan losses to nonperforming loans		33				26	61
Nonperforming assets to capital and reserves		24				31	24

Metro Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets (unaudited)

		June 30,	December 31,
	( dollars in thousands, except share and per share amounts)	2010	2009
Assets	Cash and cash equivalents	$46,106	$40,264
	Federal funds sold	-	-
	Cash and cash equivalents	46,106	40,264
	Securities, available for sale at fair value	433,795	388,836
	Securities, held to maturity at cost
	(fair value 2010: $119,390; 2009: $119,926 )	114,875	117,815
	Loans, held for sale	24,110	12,712
	Loans receivable, net of allowance for loan losses
	(allowance 2010: $16,178 & 2009: $14,391)	1,424,919	1,429,392
	Restricted investments in bank stock	21,695	21,630
	Premises and equipment, net	92,014	93,780
	Other assets	38,152	43,330
	Total assets	$2,195,666	$2,147,759

Liabilities	Deposits:
	Noninterest-bearing	$345,883	$319,850
	Interest-bearing	1,487,743	1,494,883
	Total deposits	1,833,626	1,814,733
	Short-term borrowings and repurchase agreements	77,400	51,075
	Long-term debt	54,400	54,400
	Other liabilities	21,403	27,529
	Total liabilities	1,986,829	1,947,737

Stockholders'	Preferred stock - Series A noncumulative; $10.00 par value
Equity	1,000,000 shares authorized; 40,000 shares issued and outstanding	400	400
	Common stock - $1.00 par value; 25,000,000 shares authorized;
	issued and outstanding shares - 2010: 13,549,868 & 2009: 13,448,447	13,550	13,448
	Surplus	149,002	147,340
	Retained earnings	50,031	49,705
	Accumulated other comprehensive loss	(4,146)	(10,871)
	Total stockholders' equity	208,837	200,022
	Total liabilities and stockholders' equity	$2,195,666	$2,147,759

Metro Bancorp, Inc. and Subsidiaries
Consolidated Statements of Operations (Unaudited)

		Three Months		Six Months
		Ending June 30,		Ending June 30,
	(dollars in thousands, except per share amounts)	2010	2009	2010	2009

Interest	Loans receivable, including fees :
Income	Taxable	$17,589	$18,974	$35,126	$37,786
	Tax - exempt	1,156	1,040	2,300	2,039
	Securities :
	Taxable	5,651	4,916	11,050	10,393
	Tax - exempt	-	17	14	33
	Federal funds sold	-	-	1	-
	Total interest income	24,396	24,947	48,491	50,251

Interest	Deposits	3,358	4,392	7,025	8,724
Expense	Short-term borrowings	121	324	187	750
	Long-term debt	933	1,216	1,862	2,425
	Total interest expense	4,412	5,932	9,074	11,899
	Net interest income	19,984	19,015	39,417	38,352
	Provision for loan losses	2,600	3,700	5,000	6,900
	Net interest income after provision for loan losses	17,384	15,315	34,417	31,452

Noninterest	Service charges and other fees	6,678	5,705	12,572	11,351
Income	Other operating income	153	162	303	337
	Gains on sales of loans	133	378	327	56
	Total fees and other income	6,964	6,245	13,202	11,744
	Other-than-temporary impairment losses	3,782	(839)	445	976
	Portion of loss recognized in other comprehensive income (before taxes)	(3,785)	(534)	(1,361)	(2,349)
	Net impairment loss on investment securities	(3)	(1,373)	(916)	(1,373)
	Gains on sales/call of securities	298	55	919	55
	Total noninterest income	7,259	4,927	13,205	10,426

Noninterest	Salaries and employee benefits	10,377	11,299	20,631	21,298
Expenses	Occupancy and equipment	3,555	3,112	6,984	6,147
	Advertising and marketing	610	525	1,442	1,045
	Data processing	3,396	2,168	6,536	4,202
	Regulatory assessments and related fees	1,045	1,644	2,214	2,426
	Foreclosed real estate	381	97	949	195
	Consulting fees	960	121	1,702	181
	Core system conversion/branding (net)	-	(200)	-	388
	Mergers/acquisition	-	175	17	405
	Other	4,197	3,697	7,921	6,978
	Total noninterest expenses	24,521	22,638	48,396	43,265
	Income (loss) before taxes	122	(2,396)	(774)	(1,387)
	Benefit for federal income taxes	(238)	(1,041)	(1,140)	(869)
	Net income (loss)	$360	$(1,355)	$366	$(518)
	Net income (loss) per common share :
	Basic	$0.02	$(0.21)	$0.02	$(0.09)
	Diluted	0.02	(0.21)	0.02	(0.09)
	Average Common and Common Equivalent Shares Outstanding:
	Basic	13,509	6,503	13,489	6,484
	Diluted	13,514	6,503	13,494	6,484

Metro Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income (unaudited)

	Quarter ending,									Year-to-date,

	June 2010			March 2010			June 2009			June 2010			June 2009
	Average		Average	Average		Average	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
(dollars in thousands)
Earning Assets
Investment securities:
Taxable	$594,251	$5,651	3.80%	$570,947	$5,399	3.78%	$475,616	$4,916	4.14%	$582,664	$11,050	3.79	$500,476	$10,393	4.16%
Tax-exempt	-	-	-	1,354	21	6.10	1,623	25	6.19	673	20	6.13	1,623	50	6.19
Total securities	594,251	5,651	3.80	572,301	5,420	3.79	477,239	4,941	4.15	583,337	11,070	3.80	502,099	10,443	4.16
Federal funds sold	557	-	0.12	5,036	1	0.10	-	-	-	2,784	1	0.10	-	-	-
Loans receivable:
Mortgage and construction	724,186	10,111	5.53	724,517	10,264	5.67	748,766	10,783	5.71	724,350	20,375	5.61	754,264	21,524	5.70
Commercial loans and lines of credit	393,584	4,689	4.72	375,091	4,464	4.76	385,398	4,882	5.04	384,389	9,153	4.74	374,064	9,544	5.09
Consumer	212,117	2,789	5.27	215,123	2,809	5.29	260,417	3,309	5.09	213,612	5,598	5.28	265,221	6,718	5.10
Tax-exempt	115,544	1,778	6.12	115,046	1,762	6.13	102,338	1,600	6.24	115,296	3,538	6.13	99,349	3,137	6.22
Total loans receivable	1,445,431	19,367	5.32	1,429,777	19,299	5.41	1,496,919	20,574	5.47	1,437,647	38,664	5.37	1,492,898	40,923	5.47
Total earning assets	$2,040,239	$25,018	4.88%	$2,007,114	$24,720	4.94%	$1,974,158	$25,515	5.15%	$2,023,768	$49,735	4.91%	$1,994,997	$51,366	5.14%

Sources of Funds
Interest-bearing deposits:
Regular savings	$340,056	$404	0.48%	$323,243	$387	0.49%	$335,795	$479	0.57%	$331,696	$791	0.48	$340,620	$1,031	0.61%
Interest checking and money market	913,655	1,619	0.71	922,098	1,796	0.79	758,617	1,800	0.95	917,853	3,415	0.75	740,533	3,463	0.94
Time deposits	213,819	1,282	2.41	228,318	1,430	2.54	260,091	2,036	3.14	221,029	2,712	2.47	254,762	4,083	3.23
Public funds time	30,142	53	0.71	29,088	54	0.75	13,805	77	2.24	29,618	107	0.73	12,066	147	2.46
Total interest-bearing deposits	1,497,672	3,358	0.90	1,502,747	3,667	0.99	1,368,308	4,392	1.29	1,500,196	7,025	0.94	1,347,981	8,724	1.31
Short-term borrowings	76,388	121	0.63	51,238	66	0.51	206,521	324	0.62	63,882	187	0.58	257,012	750	0.58
Other borrowed money	25,000	271	4.29	25,000	268	4.29	50,000	555	4.39	25,000	539	4.29	50,000	1,103	4.39
Junior subordinated debt	29,400	662	9.00	29,400	661	9.00	29,400	661	9.00	29,400	1,323	9.00	29,400	1,322	9.00
Total interest-bearing liabilities	1,628,460	4,412	1.09	1,608,385	4,662	1.17	1,654,229	5,932	1.44	1,618,478	9,074	1.13	1,684,393	11,899	1.42
Noninterest-bearing funds (net)	411,779			398,729			319,929			405,290			310,604
Total sources to fund earning assets	$2,040,239	$4,412	0.87%	$2,007,114	$4,662	0.94%	$1,974,158	$5,932	1.20%	$2,023,768	$9,074	0.90%	$1,994,997	$11,899	1.20%
Net interest income and margin
on a tax-equivalent basis		$20,606	4.01%		$20,058	4.00%		$19,583	3.95%		$40,661	4.01%		$39,467	3.94%
Tax-exempt adjustment		622			625			568			1,244			1,115
Net interest income and margin		$19,984	3.89%		$19,433	3.87%		$19,015	3.83%		$39,417	3.88%		$38,352	3.83%

Other Balances:
Cash and due from banks	$44,736			$42,812			$41,055			$43,780			$39,789
Other assets	96,224			97,360			80,457			96,788			77,810
Total assets	2,181,199			2,147,286			2,095,670			2,164,336			2,112,596
Demand deposits (noninterest-bearing)	337,524			325,359			312,396			331,476			299,058
Other liabilities	9,932			11,548			11,496			10,735			12,133
Stockholders' equity	205,283			201,994			117,549			203,647			117,012

Metro Bancorp, Inc. and Subsidiaries
Summary of Allowance for Loan Losses and Other Related Data
(unaudited)

	Three Months Ended		Year-ended	Six Months Ended
(dollar amounts in thousands)	6/30/2010	6/30/2009	12/31/2009	6/30/2010	6/30/2009

Balance at beginning of period	$15,178	$16,231	$16,719	$14,391	$16,719
Provisions charged to operating expense	2,600	3,700	12,425	5,000	6,900
	17,778	19,931	29,144	19,391	23,619

Recoveries on loans charged-off:
Commercial	217	117	92	248	120
Consumer	1	4	6	2	5
Real estate	13	6	210	26	6
Total recoveries	231	127	308	276	131

Loans charged-off:
Commercial	(410)	(486)	(7,405)	(1,754)	(2,346)
Consumer	(20)	(12)	(21)	(81)	(19)
Real estate	(1,401)	(223)	(7,635)	(1,654)	(2,048)

Total charged-off	(1,831)	(721)	(15,061)	(3,489)	(4,413)

Net charge-offs	(1,600)	(594)	(14,753)	(3,213)	(4,282)

Balance at end of period	$16,178	$19,337	$14,391	$16,178	$19,337

Net charge-offs (annualized) as a percentage of
average loans outstanding	0.45%	0.16%	1.02%	0.45%	0.60%

Allowance for loan losses as a percentage of
period-end loans	1.12%	1.33%	1.00%	1.12%	1.33%

Metro Bancorp, Inc. and Subsidiaries
Summary of Nonperforming Loans and Assets
(unaudited)

The following table presents information regarding nonperforming loans and assets as of June 30, 2010 and for the preceding four quarters
(dollar amounts in thousands).

	June 30,	March 31,	December 31,	September 30,	June 30,
	2010	2010	2009	2009	2009
Nonaccrual loans:
Commercial	$25,327	$13,142	$14,254	$8,683	$8,090
Consumer	1,437	1,064	654	984	882
Real Estate:
Construction	17,879	17,424	11,771	7,605	9,070
Mortgage	17,723	14,419	11,066	7,819	13,753
Total nonaccrual loans	62,366	46,049	37,745	25,091	31,795
Loans past due 90 days or more
and still accruing	687	249	0	5	0
Renegotiated loans	171	0	0	0	0
Total nonperforming loans	63,224	46,298	37,745	25,096	31,795

Foreclosed real estate	7,367	7,154	7,821	6,875	1,650

Total nonperforming assets	$70,591	$53,452	$45,566	$31,971	$33,445

Nonperforming loans to total loans	4.39%	3.28%	2.61%	1.71%	2.19%

Nonperforming assets to total assets	3.22%	2.46%	2.12%	1.53%	1.61%

Nonperforming loan coverage	26%	33%	38%	58%	61%

Allowance for loan losses as a percentage
of total period-end loans	1.12%	1.08%	1.00%	0.99%	1.33%

Nonperforming assets / capital plus allowance for loan losses	31%	24%	21%	15%	24%